SUNAMERICA EQUITY FUNDS

       Supplement to the Prospectus and Statement of Additional Information dated February 20, 2004.


       On June 29, 2004, the Board of Trustees of SunAmerica Equity Funds, approved certain changes to the SunAmerica Value Fund. Effective August 23, 2004, American Century Investment Management, Inc. ("American Century") will no longer serve as an adviser for to the SunAmerica Value Fund. AIG SunAmerica Asset Management Corp. ("SunAmerica"), pursuant to the Investment Advisory and Management Agreement, will reassume the day-to-day portfolio management. All references to American Century with respect to the SunAmerica Value Fund in the Prospectus and Statement of Additional Information are no longer applicable.

       References to American Century under the heading "FUND MANAGEMENT" on page 48 of the Prospectus are replaced with the following:

       The Value Fund is advised by SunAmerica. The portfolio manager of the Fund is Steven Neimeth. Mr. Neimeth joined SunAmerica in April 2004 as a Portfolio Manager. Mr. Neimeth has over 10 years experience in the investment industry, focusing the past 5 years on the large-cap value segment of the market. Mr. Neimeth manages the SunAmerica Growth & Income fund, the VALIC Growth & Income portfolio, as well as the Seasons Large-Cap Composite variable annuity product. Prior to joining SunAmerica, Mr. Neimeth was the portfolio manager of the Neuberger Berman Large-Cap Value Fund, and between 1997 and 2002, he was a portfolio manager and research analyst at Bear Stearns Asset Management.

       All references to American Century with respect to the SunAmerica Value Fund on pages B-2, B-54 and B-59 of the Statement of Additional Information are no longer applicable.

Dated: July 27, 2004